EXHIBIT 10.7



                            NUCLA PROSPECT AGREEMENT

THIS AGREEMENT, made this 6th day of October, 1998, by and between NRG Resources, Inc., of 518 17th Street, suite 239, Denver, Colorado 80202, and Plateau Exploration, Inc. of 1645 Court Place, Ste 312, Denver, Colorado 80202 and A.W. Cullen, of 730 17th street, Ste 315, Denver, Colorado 80202 and Amarado Oil Company, Inc., 8911 Capital of Texas Highway N., Suite 4250, Austin, Texas 78759, (hereafter "Parties" and when singular, "Party").

WITNESSETH: That in consideration of the mutual covenants and agreements to be kept and performed on the part of the Parties hereto, as herein stated:

1. Area of Mutual Interest - The Parties hereby establish an Area of Mutual Interest ("AMI"), comprising of lands included within the black outline on
Exhibit 1; attached to and made a part hereof. This AMI shall remain in force and effect as long as there are active oil and gas leases within the AMI. At any time after the signing of this Agreement, the Parties or any individual Party desires to acquire one or more oil and gas lease(s) within the AMI, desires to acquire an option by farmout agreement or otherwise and/or desires to acquire an interest in the mineral estate within the AMI, such acquisition shall be accomplished by mutual agreement of the Parties, and the Parties shall be responsible for the cost of said acquisition in accordance with the interests set forth in section 2 of this Agreement.

If any Party or parties desires to acquire an interest in a mineral estate in which not all parties wish to participate in said acquisition, then the Party or Parties desiring to acquire the interest shall immediately notify all non-acquiring Parties of any proposed mineral estate acquisition within the AMI. The Non-acquiring Parties shall have fifteen (15) days from receipt of the notice in which to elect to participate in the acquisition. Agreement by any Party or Parties to participate in a mineral estate acquisition shall include a check for it's proportionate share of costs payable the acquiring Party within thirty (30) days of such Parties agreement to participate. If payment is not received within this period then the acquiring Party or Parties shall have the right to assume the interest of the non-paying Party in proportionate shares subject to the following: the non-paying or non-participating Party or Parties shall retain their proportionate share (as defined in Section 2) of a 1% overriding royalty interest (ORI), in any mineral estate acquired within the AMI.

If any Party or Parties acquires an interest in a mineral estate without prior notice or consent from the other Parties, then the Party or Parties that acquired said mineral interest shall immediately notify all non-acquiring Parties of the mineral estate acquisition within the AMI. The non- acquiring Parties shall have fifteen (15) days from receipt of the notice in which to elect to participate in the acquisition. Agreement by any Party or Parties to participate in the mineral estate acquisition shall include a payment for it's proportionate of the costs payable to the acquiring Party within thirty (30) days of such Parties agreement to participate.


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If any acquisition applies to lands which fall Partly within and partly outside the AMI, the entire acquisition shall be made available to all the Parties of this Agreement. The AMI outline is not fixed and can be expanded or contracted at any time for geological, land boundary, etc. by mutual agreement of the parties.

2. Interest of the parties - All interests in the Nucla Prospect shall be shared and divided among the Parties in accordance with the percentages set forth below:

A.W. Cullen                                            33.33333333%
Plateau Exploration, Inc.                              33.33333333%
NRG Resources, Inc.                                    20.00000001%
Amarado Oil Company, Inc.                              13.33333333%
Total                                                 100.00000000%

3. Sale of the Prospect - To date, the Parties have acquired and various oil and gas leases in the Nucla Prospect area in townships T46N R13W, T46N R14W, T47N R13W, T47N R14W, T47N R15W, T48N R13W, T48N R14W, T48N R15W, Montrose County, Colorado, said leases are described by the individual contribution of each Party in Exhibit 2, 3, and 4; attached hereto and made a part hereof. At the point the Parties have acquired sufficient leasehold within the prospect area, the Parties shall attempt to obtain industry partners to further evaluate the Nucla Prospect by geophysical surveying (seismic option) and/or by the drilling of one or more oil and gas wells sufficient to test the Pennsylvanian and Mississippian strata within the AMI. It is anticipated that the prospect shall be sold for cash subject to a retained overriding royalty interest and a possible carried or back-in working interest. Subsequent to a seismic option or sale of the prospect, the Parties shall be reimbursed for their individual lease costs and any other reasonable cost incurred in the generation and sale of the Nucla Prospect. A breakdown of current "hard costs" (land costs and expenses) that have been incurred by each party to date is listed in Exhibit 5; attached hereto and made a part hereof. After all Parties have been reimbursed for their land costs and expenses, then any cash, overriding royalty, back-in working interest, carried working interest, or any other form of compensation from the sale of the Nucla Prospect shall thereafter be divided among the Parties according to the interests set forth in section 2 above.

The Parties shall come to an agreement on the terms and conditions under which the prospect shall be sold prior to any formal presentation. Sale terms shall be those agreed upon by at least three or more Parties to this Agreement.

Once an offer to purchase the Nucla prospect has been received from a prospective buyer, the Parties shall be delivered a copy of the offer in writing. Each Party shall have forty eight (48) hours to determine whether or not they will agree to accept any given offer. Immediately following to the 48 hour period, each Party shall be polled by the Party that received the offer, as to whether or not that Party gives its consent to sell the prospect, under the proposed terms and conditions of that offer, or whether that party recommends that a counter offer be proposed to a prospective buyer. If three (3) or more of the Parties to this agreement consent to sell the prospect; then the prospect shall be sold. Failure by any Party to respond to an offer that has been

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presented to them in writing within the allotted time period shall be deemed a vote to consent to sell the prospect. The Parties consent to sell the prospect shall not be unreasonably withheld.

If there is any Party or Parties that does not agree to the Proposed terms of the sale or disposition of the Prospect, then that Party or Parties shall have the right to either a) exercise their Preferential right to Purchase within forty eight (48) hours from their receipt of a proposed offer for sale or disposition of the Prospect, or b) commit to participating in the proposed operations under the same terms and conditions of the proposed sale.

4. Assignment - Any assignment or sale of any interest of the Nucla Prospect under this agreement by and among the Parties shall be made without warranty of title. Further, any assignment hereafter executed shall specifically refer to, and be made subject to the terms and conditions of this Agreement.

5. Preferential Right To Purchase - should any Party desire to sell all or any part of its interests under this Agreement, that Party shall promptly give notice to the other Parties, with full information concerning its proposed disposition, which shall include the name and address of the proposed transferee (who must be ready willing and able to purchase), the purchase price, a legal description sufficient to identify the property, and all other terms of the offer. The other Parties shall then have an optional prior right, for a period of thirty (30) days after the notice is delivered, to purchase for the stated consideration on the same terms and conditions the interest which the other Party proposes to sell; and if this optional right is exercised, the purchasing Parties shall share the purchased interests in the proportions that the interest of each bears to the total interest of all the purchasing Parties.

6. Rentals - It is the Parties intention to sell the Nucla prospect before the first rentals are due in February 1999. In the event that the Parties are not able to sell the Nucla prospect before the rentals become due, then each party shall be responsible for their portion of rentals in accordance with their interest as set forth in section 2; of this Agreement.

If any Party elects to allow a lease to lapse by non-payment of rentals, it shall give notice of it's desire sixty (60) days prior to the rental due date. If all parties concur then the acreage shall be released. If less than all parties desire to let the subject lease lapse, the Party or Parties desiring the interest to lapse shall assign it's interest proportionally therein to the other parties hereto.

7. Information - The Parties hereby agree to share land information, non-licensed geological and geophysical data, and/or other pertinent information needed to sell and maintain the Nucla prospect. The Parties agree not to withhold any information regarding the Nucla prospect or the progress in the option/sale of the Nucla prospect from any individual Party. Certain geological information and other supporting information concerning the Nucla Prospect are considered to be proprietary and therefore will not be disclosed to a prospective buyer or outside entity without a signed "Confidentiality and Nondisclosure Agreement".

8. Governing Law - The validity, interpretation and performance of this Agreement shall be governed by the laws of the state of Colorado. Forum and venue shall be Denver Colorado.

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9. Successors and Assigns - This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, devisees, legal representatives, Successors and assigns, and the terms hereof shall be deemed to run with the leases or interests included within the AMI.





                            NUCLA PROSPECT AGREEMENT
                            ------------------------


AGREED AND ACCEPTED
THIS ____ DAY OF _______________, 1998


BY:
     ---------------------------------------------------------------------------
         NRG RESOURCES, INC., Paul G. Laird, President

BY:
     ---------------------------------------------------------------------------
         AMARADO OIL COMPANY, INC., David Dachner, President

BY:
     ---------------------------------------------------------------------------
         PLATEAU EXPLORATION INC., Donald L. Rasmussen, President

BY:
     ---------------------------------------------------------------------------
         A.W. CULLEN, Geologist

                         NUCLA PROSPECT GROUP AGREEMENT
                         ------------------------------
                        AGREEMENT CONTINUED (PAGE 3 OF 3)

8. Information - The Parties hereby agree to share land information non-licensed geological and geophysical data, and or other Pertinent information needed to sell and maintain the Nucla Prospect. The Parties agree to not withhold any information regarding the Nucla Prospect or the progress in the option/sale of the Nucla Prospect from any from any individual Party. Certain geological information and other supporting information concerning the Nucla Prospect are considered to be proprietary and therefore will not be disclosed to a prospective buyer or outside entity without a signed "Confidentiality and Nondisclosure Agreement".

9. Governing Law - The validity, interpretation and performance of this Agreement shall be governed by the laws of the state of Colorado. Forum and venue shall be in Denver, Colorado.

10. Successors and Assign - This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the leases or interests included within the AMI.


                              AGREEMENT SIGNATURES

This Agreement is made and entered into effective this 6th day of October, 1998, by the Parties given below:

AGREED TO AND ACCEPTED

BY:      /s/ A.W. Cullen
     ------------------------------------------------------------------
         A.W. CULLEN, DBA A.W. Cullen
THIS 6TH DAY OF OCTOBER, 1998


BY:      /s/ Donald L. Rasmussen
     ------------------------------------------------------------------
         PLATEAU EXPLORATION, INC., Donald L. Rasmussen, President
THIS 6TH DAY OF OCTOBER, 1998


By:      /s/ Paul G. Laird
     ------------------------------------------------------------------
         NRG RESOURCES, INC., Paul G. Laird, President
THIS 6TH DAY OF OCTOBER, 1998

By:      /s/ David A. Dachner
     ---------------------------------------------------------------------------
         AMARADO OIL COMPANY, INC., David A. Dachner, President
THIS 8TH DAY OF OCTOBER, 1998

                                    EXHIBIT 1

                            [GRAPHIC OF AMI OUTLINE]

                                 NUCLA PROSPECT
                            MONTROSE COUNTY, COLORADO

                                   NUCLA GROUP
                                 23,834.04 ACRES


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                                    EXHIBIT 2

                            [GRAPHIC OF AMI OUTLINE]

                                 NUCLA PROSPECT
                            MONTROSE COUNTY, COLORADO

                           A.W CULLEN, DBA A.W. CULLEN
                                 6,403.56 ACRES

                                    EXHIBIT 3

                            [GRAPHIC OF AMI OUTLINE]

                                 NUCLA PROSPECT
                            MONTROSE COUNTY, COLORADO

                            PLATEAU EXPLORATION, INC.
                                 6,951.32 ACRES

                                    EXHIBIT 4

                            [GRAPHIC OF AMI OUTLINE]

                                 NUCLA PROSPECT
                            MONTROSE COUNTY, COLORADO

                 NRG RESOURCES, INC. / AMARADO OIL COMPANY, INC.
                                 10,480.16 ACRES

                         NUCLA PROSPECT GROUP AGREEMENT
                         ------------------------------


                                    EXHIBIT 5

"Hard Costs" accumulated by members of the Nucla Prospect Group as of September 1, 1998.

A.W. Cullen                                 $11,500
Plateau Exploration, Inc.                   $14,000
NRG Resources, Inc.                         $19,000
Amarado Oil Company, Inc.                   $19,000
Total                                       $63,500

These "Hard Costs" are preliminary and have been rounded upward to the nearest $500. Actual costs to be provided by Parties at time of reimbursement as discussed in Section 3 of this Agreement.




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